Exhibit 10.1
FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of the 22nd day of October, 2010 (the “First Amendment Effective Date”), among ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (“Borrower”); WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wachovia Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) that is a signatory or which becomes a signatory to the hereinafter defined Credit Agreement; and the Lenders party hereto.
R E C I T A L S:
     A. On November 19, 2007, the Borrower, the Lenders and the Administrative Agent entered into a certain Amended and Restated Revolving Credit Agreement (the “Credit Agreement”) whereby, upon the terms and conditions therein stated, the Lenders agreed to make certain Loans (as defined in the Credit Agreement) and extend certain credit to the Borrower.
     B. The parties hereto mutually desire to amend the Credit Agreement as hereinafter set forth.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:
     1. Certain Definitions.
     1.1 Terms Defined Above. As used in this First Amendment, the terms “Administrative Agent”, “Borrower”, “Credit Agreement”, “First Amendment” and “First Amendment Effective Date”, shall have the meanings indicated above.
     1.2 Terms Defined in Agreement. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.
     2. Amendments to Credit Agreement.
     2.1 Defined Terms.
     (a) The term “Agreement,” as defined in Section 1.01 of the Credit Agreement, is hereby amended to mean the Credit Agreement, as amended by this First Amendment and as the same may from time to time be further amended or supplemented.
     (b) Clause (x) of the last paragraph of the definition of “Change in Control” in Section 1.01 of the Credit Agreement, is hereby amended by adding the following parenthetical at the end thereof: “(or, if EPE Holdings, LLC is the general partner of EPD, is a member of such board of directors as of the date EPE Holdings, LLC became such general partner)”.

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     (c) The term “GP LLC” as defined in Section 1.01 of the Credit Agreement, is hereby amended in its entirety to read as follows:
     “GP LLC” means, as applicable, (i) Enterprise Products GP, LLC, a Delaware limited liability company, which as of the First Amendment Effective Date is the general partner of EPD or (ii) EPE Holdings, LLC, a Delaware limited liability company, which is to become the general partner of EPD after the First Amendment Effective Date.
     2.2 Notices. Section 9.01(b), (c) and (d) of the Credit Agreement are hereby amended in their entirety to read as follows:
     (b) if to the Administrative Agent, to Wells Fargo Bank, NA, 1525 W WT Harris Blvd., Charlotte, NC 28262, Attention of Syndication Agency Services (Telecopy No. 704/590-2706), with a copy to Wells Fargo Corporate Banking, 301 S. College Street, TW 15, Charlotte, NC 28288, MAC D1053-150, Attention of Shannan Townsend (Telecopy No. 919/742-7482);
     (c) if to the Issuing Bank, to Wells Fargo Bank, NA, 1525 W WT Harris Blvd., Charlotte, NC 28262, Attention of Syndication Agency Services (Telecopy No. 704/590-2706), with a copy to Wells Fargo Corporate Banking, 301 S. College Street, TW 15, Charlotte, NC 28288, MAC D1053-150, Attention of Shannan Townsend (Telecopy No. 919/742-7482);
     (d) if to the Swingline Lender, to Wells Fargo Bank, NA, 1525 W WT Harris Blvd., Charlotte, NC 28262, Attention of Syndication Agency Services (Telecopy No. 704/590-2706), with a copy to Wells Fargo Corporate Banking, 301 S. College Street, TW 15, Charlotte, NC 28288, MAC D1053-150, Attention of Shannan Townsend (Telecopy No. 919/742-7482); and
     2.3 Conditions Precedent. The obligation of the Lenders party hereto and the Administrative Agent to enter into this First Amendment shall be conditioned upon the following conditions precedent:
     (a) The Administrative Agent shall have received a copy of this First Amendment, duly completed and executed by the Borrower and Required Lenders; and acknowledged and ratified by EPD pursuant to a duly executed Acknowledgement and Ratification in the form of Exhibit A attached hereto.
     (b) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced prior to closing, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
     (c) As of the First Amendment Effective Date, no Material Adverse Change exists.
     (d) The Administrative Agent shall have received such other information, documents or instruments as it or its counsel may reasonably request.

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     2.4 Effectiveness. Subject to the satisfaction of the conditions precedent set forth in Section 2.3 hereof, this First Amendment shall be effective as of the First Amendment Effective Date.
     3. Representations and Warranties. The Borrower represents and warrants that:
     (a) there exists no Default or Event of Default under the Credit Agreement, as hereby amended;
     (b) the Borrower has performed and complied with all covenants, agreements and conditions contained in the Credit Agreement, as hereby amended, required to be performed or complied with by it; and
     (c) the representations and warranties of the Borrower contained in the Credit Agreement, as hereby amended, were true and correct in all material respects when made, and are true and correct in all material respects at and as of the time of delivery of this First Amendment, except, in each case, to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.
     4. Extent of Amendments. Except as expressly herein set forth, all of the terms, conditions, defined terms, covenants, representations, warranties and all other provisions of the Credit Agreement are herein ratified and confirmed and shall remain in full force and effect.
     5. Counterparts. This First Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.
     6. References. On and after the First Amendment Effective Date, the terms “Agreement”, “hereof”, “herein”, “hereunder”, and terms of like import when used in the Credit Agreement shall, except where the context otherwise requires, refer to the Credit Agreement, as amended by this First Amendment.
     7. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal law.
     THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     This First Amendment shall benefit and bind the parties hereto, as well as their respective assigns, successors, heirs and legal representatives.

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[Signatures Begin on Next Page]

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     EXECUTED as of the First Amendment Effective Date.

BORROWER:

ENTERPRISE PRODUCTS OPERATING LLC,
a Texas limited liability company

By:	Enterprise Products OLPGP, Inc.,
its sole Manager

By	/s/ Bryan F. Bulawa

Bryan F. Bulawa
Senior Vice President and Treasurer

S-1	Enterprise First Amendment

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
successor-by-merger to Wachovia Bank, National
Association, individually, as Administrative Agent,
as Issuing Bank and as Swingline Lender

By:	/s/ Shannan Townsend

Name: Shannan Townsend
Title: Managing Director

CITIBANK, N.A.
as Co-Syndication Agent and a Lender

By:	/s/ Andrew Sidford

Name: Andrew Sidford
Title: Vice President

JPMORGAN CHASE BANK,
as Co-Syndication Agent and a Lender

By:

Name:
Title:

MIZUHO CORPORATE BANK, LTD., a Lender

By:	/s/ Leon Mo

Name: Leon Mo
Title: Authorized Signatory

SUNTRUST BANK, a Lender

By:	/s/ Carmen Malizia

Name: Carmen Malizia
Title: Vice President

THE BANK OF NOVA SCOTIA, a Lender

By:	/s/ G. George

Name: G. George
Title: Managing Director

BARCLAYS BANK PLC, a Lender

By:	/s/ May Huang

Name: May Huang
Title: Assistant Vice President

S-2	Enterprise First Amendment

BAYERISCHE HYPO-UND VEREINSBANK
AG, NEW YORK BRANCH, a Lender

By:

Name:
Title:

By:

Name:
Title:

THE ROYAL BANK OF SCOTLAND plc,
a Lender

By:	/s/ Matthew Main

Name: Matthew Main
Title: Managing Director

BANK OF AMERICA, N.A., a Lender

By:	/s/ William W. Stevenson

Name: William W. Stevenson
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., HOUSTON AGENCY, a Lender

By:	/s/ William S. Rogers

Name: William S. Rogers
Title: Authorized Signatory

BNP PARIBAS, a Lender

By:

Name:
Title:

By:

Name:
Title:

MORGAN STANLEY BANK, a Lender

By:	/s/ Scott Taylor

Name: Scott Taylor
Title: Authorized Signatory

S-3	Enterprise First Amendment

UBS AG, Stamford Branch, a Lender

By:	/s/ Irja R. Otsa

	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans

	Name:	Mary E. Evans
	Title:	Associate Director

SOCIETE GENERALE, a Lender

By:	/s/ Stephen W. Warfel

	Name:	Stephen W. Warfel
	Title:	Managing Diretor

DEUTSCHE BANK AG, a Lender

By:	/s/ Philippe Sandmeier

	Name:	Philippe Sandmeier
	Title:	Managing Director

By:	/s/ Oliver Schwarz

	Name:	Oliver Schwarz
	Title:	Director

ING CAPITAL LLC, a Lender

By:	/s/ Richard Ennis

	Name:	Richard Ennis
	Title:	Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
a Lender

By:	/s/ Masakazu Hasegawa

	Name:	Masakazu Hasegawa
	Title:	General Manager

BAYERISCHE LANDESBANK,
NEW YORK BRANCH, a Lender

By:

Name:
Title:

By:

Name:
Title:

S-4	Enterprise First Amendment

DNB NOR BANK ASA, a Lender

By:	/s/ Sanjiv Nayar

Name: Sanjiv Nayar
Title: Senior Vice President

By:	/s/ Marcus Wendehog

Name: Marcus Wendehog
Title: First Vice President Associate General Counsel (Americas)

ROYAL BANK OF CANADA, a Lender

By:	/s/ Jason York

Name: Jason York
Title: Authorized Signatory

WILLIAM STREET COMMITMENT
CORPORATION, a Lender

By:	/s/ John Makrinos

Name: John Makrinos
Title: Authorized Signatory

CAPITAL ONE, N.A., a Lender

By:	/s/ Peter Shen

Name: Peter Shen
Title: Vice President

BANK HAPOALIM B.M., a Lender

By:

Name:
Title:

By:

Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH, a Lender

By:

Name:
Title:

By:

Name:
Title:

S-5	Enterprise First Amendment

EXHIBIT A
ACKNOWLEDGMENT AND RATIFICATION OF GUARANTOR
     The undersigned (“Guarantor”) hereby expressly (i) acknowledges the terms of the foregoing First Amendment to Amended and Restated Revolving Credit Agreement; (ii) ratifies and affirms its obligations under its Amended and Restated Guaranty Agreement dated as of November 19, 2007, in favor of the Administrative Agent; (iii) acknowledges, renews and extends its continued liability under said Guaranty Agreement and Guarantor hereby agrees that its Guaranty Agreement remains in full force and effect; and (iv) guarantees to the Administrative Agent the prompt payment when due of all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.
     The foregoing acknowledgment and ratification of the undersigned Guarantor shall be evidenced by signing the space provided below, to be effective as of the First Amendment Effective Date.

ENTERPRISE PRODUCTS PARTNERS L.P.,
a Delaware limited partnership

By:	Enterprise Products GP, LLC,
General Partner

By:

Bryan F. Bulawa
Senior Vice President and Treasurer